Exhibit 99.2

SHERB & CO., LLP CERTIFIED PUBLIC ACCOUNTANTS 805 Third Ave., New York, NY 10022 Voice: (212) 838-5100 Fax: (212) 838-2676

March 9, 2007

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4.02 of Form 8-K dated March 8, 2007 of Secured Financial Network, Inc., commission file no. 000-28457 and are in agreement with the statements contained in the paragraphs therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.

/s/ Sherb & Co., LLP
Certified Public Accountants